Supplement dated July 22, 2016
to the Prospectuses of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/16
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/16
Columbia Global Strategic Equity Fund	6/1/16

Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/16
Columbia Capital Allocation Moderate Portfolio	6/1/16
Columbia Capital Allocation Aggressive Portfolio	6/1/16
Columbia Income Builder Fund	6/1/16
Columbia International Value Fund and Columbia Value and Restructuring Fund have merged into Columbia Overseas Value Fund and Columbia Contrarian Core Fund, respectively.  Accordingly, all references in the prospectuses to Columbia International Value Fund and Columbia Value and Restructuring Fund as underlying funds are hereby deleted.
The sixth paragraph of the description of Columbia Multi-Asset Income Fund in Appendix A — Underlying Funds — Investment Objectives and Strategies is hereby deleted and replaced with the following:
The Fund may invest in derivatives, including futures (including interest rate futures, equity futures and index futures) and swaps (including credit default swaps and credit default swap indexes) for investment purposes and hedging purposes, and structured investments (including equity-linked notes) for investment purposes.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_028_(07/16)